Investor Presentation Third Quarter Ended September 30, 2009 www.astoriafederal.com LONG ISLAND’S PREMIER COMMUNITY BANK

Forward Looking Statement This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document. 2

NYSE:  AF Corporate Profile $20.7 billion in assets $16.0 billion in loans $13.2 billion in deposits 8.1% deposit market share in Long Island market –  Largest thrift depository Insider & ESOP stock ownership: 23% Well capitalized – Bank regulatory capital   Core and tangible capital:  6.72%   Risk-based capital:  12.77%   Tier 1 risk-based capital:  11.49% All figures in this presentation are as of September 30, 2009, except as noted. 3

EFFICIENCY MORTGAGE LENDING Portfolio lender, • 1-4 Family, Multi-Family and CRE    expertise • Solid asset quality RETAIL BANKING    Premier community bank on                Long Island Dominant deposit market share   #1 thrift depository in core market Same Simple Business Model NOT A MTGE. BANKER 4

$12.0 billion portfolio Primarily 5/1 and 7/1 jumbo prime hybrid ARMs No sub-prime, payment option or negative amortization ARM lending   YTD Originations of $2.6 billion, average loan amount for portfolio = $725,000   Weighted Average LTV on YTD portfolio production = 57% at origination Weighted Average LTV on total 1-4 family loan portfolio < 62%*        $6.1 billion, or 51%, of portfolio originated in 2007, 2008, 2009; Weighted Average LTV = 59%          $5.9 billion, or 49%, of portfolio originated 2006 and earlier; Weighted Average LTV = 64% Multiple delivery channels provide flexibility & efficiency Retail          **          ** Secondary marketing capability Sale of 30 year fixed rate conforming loans          Reduces lending concentrations 1-4 Family Mortgage Lending *  Based on current principal balances and original appraised values. ** All loans underwritten to Astoria’s stringent standards. Includes Washington, D.C. 5

Solid Multi-family/CRE portfolio $3.5 billion in portfolio Weighted Average Coupon at September 30, 2009:  6.02%                Weighted average LTV < 61%*                Average loan < $1 million Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization Limit originations in current economic environment Multi-family/Commercial Real Estate Lending * Based on current principal balances and original appraised values. 6

$13.2 billion in deposits, 85 banking office network                  Serving the Long Island market since 1888 Low cost/stable source of funds – weighted average rate: 2.16%* $12.3 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits Banking offices with high average deposits contribute to efficiency                                – Average Deposits of $154 Million                  Westchester Offices (3) – Average Deposits of $197 Million Alternative delivery channels                  ATM’s, telephone and Internet banking * At September 30, 2009 Leading Retail Banking Franchise 7

Organic growth vs. de-novo branching Differentiation from competition –Maintain pricing discipline –Pro-active sales culture – PEAK Process –Focus on customer service – High customer satisfaction –Community involvement – Support over 575 local organizations and not-for-profit agencies in our markets Astoria Federal is an integral part of the fabric of the communities we serve Retail Banking Philosophy 8

TOTAL 4 COUNTY POPULATION: 7,637,525 Exceeds population of 38 U.S. states Source: FDIC Summary of Deposits (as of June 30, 2009) Kings County (Brooklyn) Population: 2,552,387 Median household income: $43,833 Deposits: $1.6 billion Branches: 12 Market share: 5% Rank: #2 thrift, #6 all banks Queens County Population: 2,285,503 Median household income: $57,639 Deposits: $3.1 billion Branches: 17 Market share: 8% Rank: #1 thrift, #4 all banks Nassau County Population: 1,321,125 Median household income: $101,067 Deposits: $5.4 billion Branches: 28 Market share: 10% Rank: #1 thrift, #4 all banks Suffolk County Population: 1,478,510 Median household income: $85,938 Deposits: $3.1 billion Branches: 25 Market share: 9% Rank: #1 thrift, #3 all banks Long Island Powerhouse Well Positioned in Key Markets :      9

* Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Source:  FDIC Summary of Deposits.  Data as of June 30, 2009.  Top 8 represents institutions with deposits exceeding $5 Billion. The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states Strong Position in Core Market (1)   An increase of 34 branches to the Total Core Market during the 12 months ended June 30, 2009. 10 ($ in millions) Average June 08-09 Market Deposits Institution Growth Share Per Branch 1 Chase $ 36,012 $ (2,022) 22.0% 386 $93 2 Citibank 20,358 540 12.5 139 146 3 Capital One 19,408 (3,392) 11.9 201 97 4 ASTORIA* 13,234 432 8.1 82 161 5 HSBC 10,770 309 6.6 94 115 6 NY Community 9,410 (659) 5.8 127 74 7 TD Bank 7,730 497 4.7 71 109 8 Bank of America 7,612 2,252 4.7 125 61      Total - Top 8 $ 124,534 $ (2,043) 76.2% 1,225 $102      Total - Core Market $ 163,347 $ 3,122 100.0% 1,724 (1) $95 Deposits Branches # of June 30, 2009

Brooklyn, Queens, Nassau and Suffolk Market Share Trend 1999 - 2009 11 * Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Source:  FDIC Summary of Deposits.  Data as of June 30, 2009.  Top 8 represents institutions with deposits exceeding $5 Billion. ($ in millions) June 09 June 99-09 June 99-09 June 30, 2009 June 99-09 Market Market Share Change in # Institution Deposits $ Growth % Share Gain/(Loss) of Branches 1 TD Bank $ 7,730 $ 7,730 100.0% 4.7% 4.7% 71 2 Citibank 20,358 6,517 47.1 12.5 0.0 (18) 3 ASTORIA* 13,234 4,040 43.9 8.1 (0.2) (2) 4 HSBC 10,770 2,239 26.2 6.6 (1.1) (6) 5 NY Community 9,410 1,367 17.0 5.8 (1.5) 27 6 Bank of America 7,612 (326) (4.1) 4.7 (2.5) 1 7 Chase 36,012 7,892 28.1 22.0 (3.2) 28 8 Capital One 19,408 2,031 11.7 11.9 (3.7) 6      Total - Top 8 $ 124,534 $ 31,490 33.8% 76.2% (7.3) % + 107      Total - Core Market $ 163,347 $ 52,004 46.7% 100.0% + 340

(1)   G&A expense ratio represents general and administrative expense divided by average assets. Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2009.  AF is for the quarter ended September 30, 2009. Source: SNL Financial – Median Ratios (1) 12

Nine Month Operating Results 13 (1) For a reconciliation of GAAP measures to non-GAAP measures (operating earnings), please refer to the table on page 30. (In Thousands, Except Per Share Data) Net interest income $323,814 $280,439 Provision for loan losses 150,000 24,000 Net interest income after provision for loan losses 173,814 256,439 Non-interest income 63,340 69,668 Non-interest expense (general and administrative expense) 193,370 177,015 Income before income tax expense 43,784 149,092 Income tax expense 13,360 45,318 Operating income $  30,424 $103,774 Diluted operating earnings per common share $0.33 $1.14 Operating income $  30,424 $103,774 Add back:    Income tax expense 13,360 45,318    Provision for loan losses 150,000 24,000 Pre-tax, pre-provision operating income $193,784 $173,092 (Non-GAAP) 9 Months 2008 9 Months 2009 Operating Earnings (1)

Credit quality Margin expansion Capital Current Focus 14

Conservative underwriting standards    Purchase and non-cash refinance loans:             75% maximum LTV on jumbo loans up to $1 million             70% maximum LTV on loans > $1 million                                60% maximum LTV on refi jumbo loans up to $1 million                    50% maximum LTV on loans > $1 million                 Maximum cash out - $100,000                 Cash/marketable securities reserve requirements Asset Quality Focus 15

Limited credit risk Conservative underwriting, top quality loans, low LTVs               No sub-prime, payment option or negative amortization ARM lending Non-performing loans: $408 million or 1.98% of total assets          Includes $55 million of troubled debt restructurings (“TDR”)                                                                     76 basis points* Top quality MBS portfolio               96% GSE/agency, balance ‘AAA’ rated              CMOs, seasoned collateral, well structured with minimal extension risk              Average life 1.9 years Asset Quality Focus nine months 2009 annualized 16

Asset Quality Metrics 17 (1) Includes home equity loans of $304.1 million (2) Includes $109.5 million of net unamortized premiums and deferred loan costs (3) Does not cross foot due to rounding (4) Includes $195.6 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter ($ in millions) At or for the Nine Months Ended September 30, 2009 Consumer & Multi-family Construction Loan portfolio balance $ 12,005.7 $ 2,619.0 $ 876.7 $ 27.2 $ 331.8 (1) $ 15,969.8 (2,3) Non-performing loans $ 323.8 (4) $ 65.4 $ 10.0 $ 5.5 $ 3.8 $ 408.5 (4) % of total loans 2.03% 0.41% 0.06% 0.03% 0.02% 2.56% (3) Net charge-offs 3Q09 $ 22.1 $ 1.7 $ 0.1 $ 9.3 $ 0.4 $ 33.6 Net charge-offs YTD $ 53.9 $ 25.1 $ 1.7 $ 10.3 $ 1.4 $ 92.4 Net charge-offs YTD to avg. total loans 44 bp 21 bp 1 bp 8 bp 1 bp 76 bp (3)    (nine months annualized) Other 1-4 Family Total CRE

Source:  MBA National Delinquency Survey. 1-4 Family Delinquency Ratios: AF vs. MBA Outsourced Mtge. Servicing 12/31/05 LI Savings Bank Acquisition 09/30/98 18

Geographic Composition of 1- 4 Family NPLs 19 Includes 29 states and Washington, D.C. At September 30, 2009 ($ in millions) % of Total % of Total 1-4 Family 1-4 Family Non-Performing 1-4 Family Non-Performing Non-Performing Loans as a % State Loans Loans Loans of State Totals New York $ 3,030.6 25.3% $35.3 10.9% 1.16 % Illinois 1,392.8 11.6 39.4 12.2 2.83 Connecticut 1,242.1 10.3 27.2 8.4 2.19 California 1,156.4 9.6 53.8 16.5 4.65 New Jersey 948.0 7.9 36.5 11.3 3.85 Massachusetts 849.3 7.1 17.4 5.4 2.05 Virginia 823.9 6.9 21.1 6.5 2.56 Maryland 795.2 6.6 38.9 12.0 4.89 Washington 341.0 2.8 2.9 0.9 0.85 Florida 277.5 2.3 23.8 7.4 8.58 All other states (1) 1,148.9 9.6 27.5 8.5 2.39 TOTAL $ 12,005.7 100.0% $323.8 100.0% 2.70% 1-4 Family Loans

20 Includes $195.6 million reviewed and adjusted, as needed, at 180 days delinquent and annually thereafter Note: LTVs are based on current principal balances and original appraised values. At September 30, 2009 ($ in millions) 1- 4 Family Loan Portfolio Stratification Non-Performing Loans % Non-Performing Full income portfolio $ 9,861.5 $ 137.1 1.39 % Alt A < 70% LTV 1,204.1 63.9 5.31 % Alt A between 70% - 80% LTV 940.1 122.8 13.06 % Total 1-4 family loans $ 12,005.7 $ 323.8* 2.70 % Total Loans

NPL & Early Stage Delinquency Trends Early Stage Delinquency Trends (linked quarter) ($ in millions) 21 Residential NPL Trends (linked quarter) Alt A Change Full Income Change TOTAL Change NPLs $ % NPLs $ % NPLs $ % At 03/31/09 $146.6 + $38.3 + 35% $  98.9 + $29.7 + 43% $245.5 + $68.0 + 38% At 06/30/09 $171.5 + $24.9 + 17% $116.4 + $17.5 + 18% $287.9 + $42.4 + 17% At 09/30/09 $186.7 + $15.2 +   9% $137.1 + $20.7 + 18% $323.8 + $35.9 + 12%

Credit quality Margin expansion Capital Current Focus 22

Modest margin expansion opportunities expected due to declining liability costs offset somewhat by declining asset yields: 3Q09 margin: 2.07% Cost of deposits for 3Q09: 2.25% Weighted average rate of deposits at September 30, 2009:  2.16%                         CDs scheduled to mature within the next three quarters: 4Q09:  $2.2 billion with a weighted average rate of 3.31% 1Q10:  $2.4 billion with a weighted average rate of 3.00% 2Q10:  $1.2 billion with a weighted average rate of 2.39%             average rate of 5.16% are scheduled to reprice downward. Margin Expansion Opportunities Note:    CDs referenced herein exclude Liquid CDs 23

Credit quality Margin expansion Capital Current Focus 24

3Q09 annualized pre-tax, pre-provision operating income of $240 million* Remain profitable throughout 2009 and 2010 bank regulatory capital                  At September 30, 2009:                   Core and tangible capital: 6.72%                   Risk-based capital: 12.77%                   Tier 1 risk-based capital: 11.49% Internal Capital Generation * For a reconciliation of GAAP measures to non-GAAP measures, please refer to the table on page 29. 25

6.72% 6.72% (1) 12.77% (1) Astoria Federal Savings Tier 1 Risk-based capital in excess of 6% required for well-capitalized designation At September 30, 2009 11.49% 26

Positive Credit Trends Credit costs appear to be stabilizing Early stage loan delinquencies decreased 15% from 2Q09; second consecutive quarterly decline Positive credit trends suggest near term credit cost improvement Positive Margin Trends             Expansion will resume in 4Q09             Liability costs declining more rapidly than asset yields Capital Adequacy Remain profitable 4Q09 and 2010 Maintain high levels of bank regulatory capital Future Outlook 27

www.astoriafederal.com LONG ISLAND’S PREMIER COMMUNITY BANK Addendum 28

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Three Months Ended					
	September 30, 2009			September 30, 2008		
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Net interest income	$103,083	$ -	$103,083	$107,073	$ -	$107,073
Provision for loan losses	50,000	-	50,000	13,000	-	13,000
Net interest income after provision for loan losses	53,083	-	53,083	94,073	-	94,073
Non-interest income (loss)	20,080	-	20,080	(55,298)	77,696	22,398
Non-interest expense (general and administrative expense)	63,239	-	63,239	58,804	-	58,804
Income (loss) before income tax expense (benefit)	9,924	-	9,924	(20,029)	77,696	57,667
Income tax expense (benefit)	1,876	-	1,876	(3,570)	19,816	16,246
Net income (loss) (2)	$ 8,048	$ -	$ 8,048	$ (16,459)	$ 57,880	$ 41,421
Diluted earnings (loss) per common share (2)	$0.09	$ -	$0.09	$(0.19)	$0.64	$0.45
Net income (loss) (2)	$ 8,048	$ -	$ 8,048	$ (16,459)	$ 57,880	$ 41,421
Add back:						
Income tax expense (benefit)	1,876	-	1,876	(3,570)	19,816	16,246
Provision for loan losses	50,000	-	50,000	13,000	-	13,000
Pre-tax, pre-provision income (3)	$ 59,924	$ -	$ 59,924	$ (7,029)	$ 77,696	$ 70,667

(1) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter.
(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.
(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

ASTORIA FINANCIAL CORPORATION "Putting people first"

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Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Nine Months Ended					
	September 30, 2009			September 30, 2008		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (4)	Non-GAAP
Net interest income	$323,814	$ -	$323,814	$280,439	$ -	$280,439
Provision for loan losses	150,000	-	150,000	24,000	-	24,000
Net interest income after provision for loan losses	173,814	-	173,814	256,439	-	256,439
Non-interest income (loss)	56,452	6,888	63,340	(8,028)	77,696	69,668
Non-interest expense (general and administrative expense)	203,221	(9,851)	193,370	177,015	-	177,015
Income before income tax expense	27,045	16,739	43,784	71,396	77,696	149,092
Income tax expense	7,501	5,859	13,360	25,502	19,816	45,318
Net income (2)	$ 19,544	$ 10,880	$ 30,424	$45,894	$ 57,880	$ 103,774
Diluted earnings per common share (2)	$0.21	$0.12	$0.33	$0.50	$0.64	$1.14
Net income (2)	$ 19,544	$ 10,880	$ 30,424	$ 45,894	$ 57,880	$103,774
Add back:						
Income tax expense	7,501	5,859	13,360	25,502	19,816	45,318
Provision for loan losses	150,000	-	150,000	24,000	-	24,000
Pre-tax, pre-provision income (3)	$177,045	$ 16,739	$193,784	$ 95,396	$ 77,696	$173,092

(1) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down or premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter and non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.
(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.
(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.
(4) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter.

ASTORIA FINANCIAL CORPORATION

"Putting people first"

30

At September 30, 2009 Shares Outstanding: 97,048,374 Ownership Profile 31

38 69 Support Services Arnold K. Greenberg Executive Vice President 29 56 Legal Alan P. Eggleston EVP, Secretary & General Counsel 33 56 Mortgage Lending Gary T. McCann Executive Vice President 38 63 Retail Banking Gerard C. Keegan Vice Chairman & CAO 20 46 Chief Financial Officer Frank E. Fusco EVP, Treasurer & CFO 35 59 Chief Operating Officer Monte N. Redman President & COO 38 71 Chief Executive Officer George L. Engelke, Jr. Chairman & CEO Yrs. in Banking Age Responsibility Solid and Seasoned Management Team 32

Total Assets: $22,696,536 At December 31, 1999 Assets Assets Liabilities & Shareholders’ Equity Liabilities & Shareholders’ Equity Total Assets: $20,673,279 At September 30, 2009 Improving Balance Sheet Quality ($ in thousands) ($ in thousands) 33

By Product Type $3.2 B $3.3 B $2.7 B $3.8 B * 34 * Includes loans originated for sale. $5.6 B $2.6 B $3.8 B Net portfolio growth: ($238.3 ) M +$83.7 M +$703.2 M +$456.2 M +$1.4 B +$721.3 M ($343.9) M Weighted Avg. Portfolio Coupon at Period End 5.26% 5.05% 5.19% 5.48% 5.70% 5.65% 5.37%

By Delivery Channel $3.2 B $3.3 B $2.7 B * $3.8 B $3.8 B $2.6 B * Includes loans originated for sale. 35

Total 1-4 Family Loan Originations (1) Geographic Composition of 1-4 Family Originations Total 1-4 Family Loan Originations (2) For the nine months ended September 30, 2009 For the quarter ended September 30, 2009 (1) Includes $85.3 million originated for sale. (2) Includes $333.3 million originated for sale. (3) Excludes loans originated for sale. 36

Geographic Composition of 1-4 Family Loan Portfolio At September 30, 2009 Total 1-4 Family Loan Portfolio $12.0 Billion Percentages do not foot to 100% due to rounding 37

At September 30, 2009 Total Multifamily/CRE Portfolio $3.5 Billion New York, New Jersey, Connecticut 93% Geographic Composition of Multi-family/CRE Portfolio Loans 38

(1)  Branches sold in 1999     $11,590 86 TOTAL 6,600 35 Long Island Bancorp, Inc. 1998 2,400 14 The Greater NY Savings Bank 1997 1,800 18 (2) 1995 280 4 Whitestone Savings (RTC) 1990 205 4 (1) 1987 25 1 (1) 1984 100 3 Hastings-on-Hudson Federal 1982 130 5 Citizens Savings (FSLIC) 1979 $       50 2 Metropolitan Federal 1973 Assets # Branches Thrift Year (in millions) Acquisition History 39

56% of the households that have a retail CD or Liquid CD account also have a low                             cost checking, savings or money market account relationship.   At September 30, 2009 Total - $13.2 Billion Retail CDs: $8.6B   Rate: 3.15% Money Market: $0.3B Rate: 0.44% Savings: $2.0B Rate: 0.40% Liquid CDs: $0.8B   Rate: 0.64% Now/Demand: $1.5B Rate: 0.06% Core Community Deposits 40

E ctions and nowledge             A “needs” based approach to sales rather than “product” based approach Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team Sales – PEAK Process 41

: Favorably Positioned Against Competitors 74% of Astoria customers are satisfied 72% of Astoria customers are likely to recommend Astoria to friend/family member Astoria customers are 25% more likely to their deposit relationship than are competitor customers Satisfaction with the branch is by far the strongest driver of overall satisfaction  83% of Astoria customers are satisfied with quality of branch service Customer Satisfaction 42

Education First                                 financial solutions to improve the way our customers live Neighborhood Outreach            area            supported in our markets Results/Recognition  Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS Astoria Federal is an integral part of the fabric of the communities we serve Community Involvement Key Initiatives 43

Employee Stock Ownership Plan - ESOP Mortgage Bankers Association - MBA Mortgage-Backed Securities - MBS Office of Thrift Supervision - OTS Non-Performing Loan - NPL Loan-To-Value Ratio - LTV Government Sponsored Enterprise - GSE Generally Accepted Accounting Principles - GAAP Collateralized Mortgage Obligation - CMO General and Administrative Expense - G&A Commercial Real Estate - CRE Adjustable Rate Mortgage - ARM Glossary 44

Contact Information Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY  11042 Address: ir@astoriafederal.com Email: (516) 327-7869 Telephone: www.astoriafederal.com Web site: 45